Exhibit 10.2

PRESIDENCY OF THE REPUBLIC [emblem]	REPUBLIC OF GUINEA
Work - Justice - Solidarity
GENERAL SECRETARIAT

No. 00128/PRG/SGP/SP/08	Conakry. August 7. 2008

The Minster, Secretary General

MR. KENT P. WATTS CEO
HYPERDYNAMICS CORPORATION
SUGAR LAND, TEXAS
USA

Sir,

It is with deep respect and gratitude that I am sending you this letter, to express all my satisfaction for the significant work you carried out under the Hydrocarbon Production Sharing Contract between the Republic of Guinea and SCS Corporation, 100%-owned affiliate of Hyperdynamics Corporation.

I take note of your immediate schedule of the 3D seismic survey operations, following by an intense drilling program.

In this regard, I am encouraging and urging you to continue the work for the realization of this highly strategic project for the benefit of both parties.

Sincerely,

[stamp] General Secretariat of the Presidency of the Republic Minister. Secretary General, Republic of Guinea
[signature] Alpha Ibrahima KEIRA

BP 1005 Conakry - Republic of Guinea - Tel: (+224) 30 41 52 10 - Fax (+224) 30 41 11 19 / 30 41 56 70
E-mail: secretariatprg@yahoo.fr